CBAX1000361 | 90020-P1

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED AUGUST 5, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS,
EACH DATED MARCH 1, 2022, OF
CLEARBRIDGE SMALL CAP FUND (THE “FUND”)

Effective August 5, 2022, the manager has agreed to limit Class FI shares’ expenses. Therefore, the following replaces the fee table, footnotes and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b‑1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses[6]	0.14	0.16	0.27	0.31	0.16	0.04
Total annual fund operating expenses	1.09	1.86	1.22	1.51	0.86	0.74
Fees waived and/or expenses reimbursed[7,8]	(0.02)	(0.01)	(0.15)	(0.01)	(0.01)	(0.01)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.07	1.85	1.07	1.50	0.85	0.73

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).

[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class – Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for each share class have been updated to reflect expenses as of April 30, 2022.

[7]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.07% for Class A shares or, effective August 5, 2022, 1.07% for Class FI shares, subject to recapture as described below. In addition the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[8]
Pursuant to the fund’s management agreement, the manager reimburses expenses of the fund for auditing fees and compensation of the fund’s independent trustees. These expense reimbursements are not subject to recapture by the manager and shall continue so long as the management agreement is in effect. For the six months ended April 30, 2022, these reimbursements totaled 0.01% for each share class on an annualized basis.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	678	898	1,135	1,816
Class C (with redemption at end of period)	288	582	1,001	1,967
Class C (without redemption at end of period)	188	582	1,001	1,967
Class FI (with or without redemption at end of period)	109	370	651	1,453
Class R (with or without redemption at end of period)	153	474	818	1,790
Class I (with or without redemption at end of period)	87	271	471	1,048
Class IS (with or without redemption at end of period)	75	234	407	908
Additionally, effective August 5, 2022, the first paragraph in the section of the Fund’s Prospectus entitled “More on fund management – Expense limitation” is deleted and replaced with the following:
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.07% for Class A shares and, effective August 5, 2022, 1.07% for Class FI shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2023, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager.
For the avoidance of doubt, nothing herein shall be construed as superseding the terms of the Supplement dated May 31, 2022, to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
Please retain this supplement for future reference.

2